UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2006

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

             Ohio                        1-11781                 31-0676346
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


7777 Washington Village Drive, Dayton, Ohio                         45459
 (Address of principal executive offices)                         (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective September 29, 2006, Dayton Superior Corporation (the "Company") entered into an amendment to its Credit Agreement dated as of January 30, 2004 with General Electric Capital Corporation and GMAC Commercial Finance LLC to extend the commitment termination date to May 31, 2008. A copy of the amendment is attached to this Report as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to
Item 601 of Regulation S-K:

     4.1 Amendment No. 3 dated as of September 29, 2006 among the Company, General Electric Capital Corporation and GMAC Commercial Finance LLC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DAYTON SUPERIOR CORPORATION


Date: September 29, 2006                  By: /s/ Edward J. Puisis
                                              ----------------------------------
                                              Edward J. Puisis
                                              Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

4.1 Amendment No. 3 dated as of September 29, 2006 among the Company, General Electric Capital Corporation and GMAC Commercial Finance LLC